                           Certifications Pursuant To
                                 Section 302 of
                         The Sarbanes-Oxley Act of 2002

I, James D. Oberweis certify that:

1. I have reviewed this report on Form N-CSR of The Oberweis Funds.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. Not Applicable.

5. Not Applicable.

6. Not Applicable.


Date: 02/26/2004
                                    /s/ James D. Oberweis
                                   -----------------------
                                      James D. Oberweis
                                          President

                           Certifications Pursuant To
                                 Section 302 of
                         The Sarbanes-Oxley Act of 2002

I, Patrick B. Joyce certify that:

1. I have reviewed this report on Form N-CSR of The Oberweis Funds.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. Not Applicable.

5. Not Applicable.

6. Not Applicable.


Date: 02/26/2004
                                     /s/ Patrick B. Joyce
                            --------------------------------------
                                      Patrick B. Joyce
                            Executive Vice President and Treasurer